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                                  EXHIBIT 10.2


                        5% CONVERTIBLE SUBORDINATED NOTE


                            MICRO THERAPEUTICS, INC.
              5% Convertible Subordinated Note, due August 19, 2003


No. CSN-2                                               San Clemente, California

$5,000,000                                                       August 19, 1998

                  Micro Therapeutics, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to Abbott Laboratories, an Illinois corporation ("Abbott"), or its registered assigns (the "Holder"), the principal sum of Five Million Dollars ($5,000,000) on August 19, 2003 (the "Maturity"), and to pay interest (i) on the unpaid principal balance thereof from the date of this Note at the rate of five percent (5%) per annum, payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year (each, an "Interest Payment Date") (commencing October 31, 1998) until such unpaid balance shall become due and payable (whether at Maturity, or by declaration, acceleration or otherwise) and (ii) on each overdue payment of principal or any overdue payment of interest, at a rate per annum equal to ten percent (10%).

                  The interest and principal payments payable with respect to this Note, on any Interest Payment Date, at Maturity or by declaration, acceleration or otherwise, pursuant to the Note Agreement (as defined herein), shall be paid to Abbott in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such interest and principal payments shall be made to Abbott in accordance with the provisions of the Note Agreement.

                  This Note is the sole issue of a 5% Convertible Subordinated Note due August 19, 2003 of the Company issued in an aggregate principal amount of Five Million Dollars ($5,000,000) pursuant to the Convertible Subordinated Note Agreement, dated August 12, 1998, by and between the Company and Abbott (the "Note Agreement"). The Holder of this Note is entitled to the benefits of the Note Agreement, and may enforce the Note Agreement and exercise the remedies provided for thereby or otherwise available in respect thereof.

                  This Note may be transferred or assigned by Abbott as provided in the Note Agreement. As provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed by Abbott or Abbott's attorney duly authorized in writing, a new Note for a like aggregate principal amount and otherwise of similar tenor, will be issued to, and registered in the name



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of, the transferee. Prior to due presentment for registration of transfer, the
Company may treat the person in whose name this Note is registered as the Holder and owner hereof for the purpose of receiving payments and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  In the case of an Event of Default (as defined in the Note Agreement), the principal of this Note in certain circumstances shall become due and payable and in other circumstances may be declared and become due and payable in the manner and with the effect provided in the Note Agreement.

                  This Note is subject to conversion into Common Stock pursuant to the terms and conditions of the Note Agreement and conversion shall be evidenced by a Notice of Conversion as attached hereto. This Note is not subject to prepayment or redemption by the Company prior to its expressed Maturity.

                  The indebtedness evidenced by this Note is, to the extent provided in the Note Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Note Agreement), and this Note is issued subject to the provisions of the Note Agreement with respect thereto. Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions.

                  No reference herein to the Note Agreement and no provision of this Note or of the Note Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Note as provided in the Note Agreement.

                  All terms used in this Note which are defined in the Note Agreement shall have the meanings assigned to them in the Note Agreement.

                  This Note and the Note Agreement are governed by and construed in accordance with the law of the State of Delaware.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  August 19, 1998

                                        MICRO THERAPEUTICS, INC.


                                        By:      /s/ Hal Hurwitz
                                                 -------------------------------

                                        Its:     Chief Financial Officer

ATTEST:

By:      /s/ Bruce Feuchter
         -------------------------------
Its:     Secretary



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                              NOTICE OF CONVERSION

                  The undersigned Holder of this Note hereby irrevocably exercises the option to convert the principal amount of this Note, into shares of Common Stock in accordance with the terms of the Note Agreement, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Note representing any unconverted principal amount hereof, be issued and delivered to the undersigned unless a different name has been indicated below. If shares or the Note are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.


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              Social Security or other
           Taxpayer Identification Number

Dated:
       ------------------


                           -----------------------------------------------------
                                               Signature

If shares or the Note are to be
registered in the name of a Person
other than the Holder, please print
such Person's name and address:


--------------------------------------------
                    Name

--------------------------------------------
               Street Address

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          City, State and Zip Code



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